Exhibit 10.1

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 31, 2019

among

GLOBAL PAYMENTS INC.,

THE OTHER BORROWERS PARTY HERETO,

THE GUARANTORS PARTY HERETO,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer,

CAPITAL ONE, N.A.,

CITIBANK, N.A.,

FIFTH THIRD BANK,

JPMORGAN CHASE BANK, N.A.,

PNC BANK, NATIONAL ASSOCIATION,

SUNTRUST BANK,

TD BANK, N.A.,

and

MUFG BANK, LTD.,

as Co-Syndication Agents,

and

THE LENDERS PARTY HERETO

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

CAPITAL ONE, N.A.,

CITIBANK, N.A.,

FIFTH THIRD BANK,

JPMORGAN CHASE BANK, N.A.,

PNC CAPITAL MARKETS LLC,

SUNTRUST ROBINSON HUMPHREY, INC.,

TD SECURITIES (USA) LLC,

and

MUFG BANK, LTD.,

as Joint Lead Arrangers

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Sole Bookrunner

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 31, 2019 (this “Amendment”) is entered into among Global Payments Inc., a Georgia corporation (the “Company”), the other borrowers party hereto (together with the Company, the “Borrowers”), the Guarantors party hereto, the Lenders party hereto, and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement (as defined below) or the Amended Credit Agreement (as defined below), as applicable.

RECITALS

WHEREAS, the Company, the other Borrowers, the Lenders and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement dated as of July 31, 2015 (as amended or modified from time to time prior to the date hereof, the “Existing Credit Agreement”); and

WHEREAS, the parties hereto agree to amend the Existing Credit Agreement as set forth below (the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments to Existing Credit Agreement.

(a)    The following definitions are added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:

“Seventh Amendment Effective Date” means May 31, 2019.

“TSYS” means Total System Services, Inc., a Georgia corporation.

“TSYS Merger” means the merger of the Company and TSYS pursuant to and in all material respects in accordance with the TSYS Merger Agreement.

“TSYS Merger Agreement” means the Agreement and Plan of Merger, dated as of May 27, 2019, by and between TSYS and the Company, as may be amended, restated, modified or supplemented from time to time.

“TSYS Merger Notes” means all outstanding debt securities issued by the Company or any of its Subsidiaries for the purpose of financing, in whole or in part, the TSYS Merger and any related transactions or series of related transactions (including for the purpose of refinancing or replacing all or a portion of any pre-existing Indebtedness of the Company, any of its Subsidiaries or TSYS or any of its Subsidiaries); provided that (a) the release of the proceeds of such debt securities to the Company and/or its Subsidiaries is contingent upon the consummation of the TSYS Merger and, pending such release, such proceeds are held in escrow and (b) if the TSYS Merger Agreement is terminated or if the TSYS Merger is otherwise not consummated by the date specified in the definitive documentation relating to such debt securities, such debt securities shall be redeemed (including by satisfaction and discharge) pursuant to a “special mandatory redemption” provision (or other similar provision) within 90 days of such termination or such specified date (as determined by the Company in good faith).

(b)    The definition of “Excluded Property” in Section 1.01 of the Existing Credit Agreement is amended by deleting the final “and” thereof and replacing it with “,” and adding the following to the end of such definition:

and (o) the proceeds of the TSYS Merger Notes.

(c)    The definition of “Interest Expense” in Section 1.01 of the Existing Credit Agreement is amended by adding the following proviso to the end of such definition:

; provided that, for purposes of calculating the Interest Coverage Ratio, prior to the consummation of the TSYS Merger, “Interest Expense” shall not include interest, premium payments, debt discount, fees, charges and related expenses payable with respect to the TSYS Merger Notes.

(d)    The definition of “Total Debt” in Section 1.01 of the Existing Credit Agreement is amended by adding the following proviso to the end of the definition:

; provided that, prior to the consummation of the TSYS Merger, “Total Debt” shall not include any Indebtedness in respect of the TSYS Merger Notes.

(e)    The words “The Company shall” at the beginning of Section 6.11(a) of the Existing Credit Agreement are amended to read “Prior to the Release Date, the Company shall”.

(f)    The words “The Company shall” at the beginning of Section 6.11(b) of the Existing Credit Agreement are amended to read “Prior to the Release Date, the Company shall”.

(g)    Section 6.11(d)(i) of the Existing Credit Agreement is amended and restated to read as follows:

(i)    Notwithstanding anything contained herein or any other Loan Document to the contrary, all Liens in favor of the Administrative Agent on the Collateral securing the Obligations shall be released upon the satisfaction of the following conditions precedent (the date on which such Liens are released being the “Release Date”): (i) receipt by the Administrative Agent of written notice from the Company specifying the proposed Release Date (x) in the case of a release of Collateral in connection with the consummation of the TSYS Merger, at least three (3) Business Days prior to the Release Date, which such notice may be conditioned on the consummation of the TSYS Merger and (y) in all other cases, at least ten (10) Business Days prior to the Release Date; (ii) as of the Release Date, the only Loans outstanding shall be Revolving Loans, the Existing Term Loan, the Term A-2 Loan and any Incremental Term Loan (other than any Incremental Term Loan structured as a term loan B); (iii) as of the Release Date, no Default or Event of Default shall have occurred and be continuing; (iv) as of the Release Date, there shall be no Lien on all or substantially all of the Collateral that was pari passu to the Liens on the Collateral securing the Obligations immediately prior to the Release Date; (v) immediately after giving pro forma effect to the release of Collateral and all other transactions consummated in connection therewith in contemplation of the Release Date, the Credit Parties shall be in compliance with the Pre-Collateral Financial Covenants computed as of the end of the period of twelve months most recently ended for which the Company has delivered financial statements pursuant to Section 6.01(a) or (b); (vi) receipt by the Administrative Agent of a certificate, dated the Release Date and executed by a Financial Officer of the Company, confirming the satisfaction of the conditions set forth in clauses (iii), (iv) and (v) above; and (vii) this Agreement shall have been amended in accordance with Section 6.11(d)(ii) below.

(h)    Section 7.01 of the Existing Credit Agreement is amended by deleting subsections (v) through (x) thereof and inserting in their place the following new subsections (v) through (y):

(v)    Indebtedness in respect of the TSYS Merger Notes;

(w)    other Indebtedness not described in clauses (a) through (v) so long as on the date of such incurrence or creation of such Indebtedness, the aggregate principal amount of such Indebtedness does not exceed the greater of (i) $150,000,000 and (ii) an amount equal to 15% of EBITDA as at the end of the Company’s most recently ended Fiscal Quarter (for the twelve month period then ended) for which financial statements have been made available, or are required to have been made available, to the Administrative Agent prior to such date;

(x)    Indebtedness pursuant to any Permitted Refinancing of any obligations described in clauses (a) through (w) not otherwise permitted hereunder; and

(y)    all premiums (if any), interest, fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (x).

(i)    Section 7.02 of the Existing Credit Agreement is amended by deleting the word “and” at the end of subsection (h) thereof, replacing the period at the end of subsection (i) thereof with the words “; and” and adding a new subsection (j) immediately following Section 7.02(i) of the Existing Credit Agreement to read as follows:

(j)    Liens on, and the deposit in escrow of, the cash proceeds of the TSYS Merger Notes and other customary cash to secure the obligations of the issuer thereof in the event that the TSYS Merger Agreement is terminated or the TSYS Merger is otherwise not consummated by the date specified in the definitive documentation relating to such debt securities.

(j)     Section 7.13(f)(iii) of the Existing Credit Agreement is amended to read as follows:

(iii)    any document, instrument or any document, instrument or restriction relating to Settlement Obligations, Guarantees of Settlement Obligations, or Indebtedness incurred pursuant to Section 7.01(a), 7.01(e), 7.01(f), 7.01(m), 7.01(o), 7.01(p), 7.01(s), 7.01(u), 7.01(v), 7.01(w) or 7.01(x),

2.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)    Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Required Lenders and the Administrative Agent.

(b)    Receipt by the Administrative Agent of satisfactory evidence that, after giving effect to this Amendment, (i) the representations and warranties of the Company and each other Credit Party contained in Article V of the Amended Credit Agreement or any other Loan Document are true and correct in all material respects (or in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date (in which event such representations and warranties shall have been true in all material respects (or in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of such earlier date), and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(c)    Upon the reasonable request of any Lender, each Credit Party shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act and the Beneficial Ownership Regulation.

3.    Miscellaneous.

(a)    The Amended Credit Agreement and the obligations of the Credit Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended hereby. This Amendment is a Loan Document.

(b)    Each Guarantor joins the execution of this Amendment for the purpose of (i) acknowledging and consenting to all of the terms and conditions of this Amendment, (ii) affirming all of its obligations under the Loan Documents, and (iii) agreeing that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Existing Credit Agreement, the Amended Credit Agreement or the other Loan Documents.

(c)    Each Lender party hereto represents and warrants that, after giving effect to this Amendment, the representations and warranties of such Lender set forth in the Amended Credit Agreement are true and correct as of the Seventh Amendment Effective Date. Each Lender party hereto hereby agrees to comply with the covenants applicable to such Lender set forth in the Amended Credit Agreement.

(d)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e)    THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Section 10.14(b) of the Existing Credit Agreement are incorporated herein by reference and shall apply to this Amendment and the transactions contemplated hereby mutatis mutandis.

[SIGNATURE PAGES ON FILE WITH THE COMPANY]